UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 12, 2026

HYSTER-YALE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hyster-Yale, Inc. (the "Company") held its Annual Meeting of Stockholders on May 12, 2026.

The stockholders elected the following fifteen nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Colleen R. Batcheler	42,764,920	2,259,954	1,415,138
James B. Bemowski	44,799,540	225,334	1,415,138
J.C. Butler, Jr.	41,487,445	3,537,429	1,415,138
Gary L. Collar	44,690,739	334,135	1,415,138
Carolyn Corvi	42,372,410	2,652,464	1,415,138
Edward T. Eliopoulos	44,658,299	366,575	1,415,138
John P. Jumper	42,363,369	2,661,505	1,415,138
Dennis W. LaBarre	40,434,621	4,590,253	1,415,138
Ann A. O'Hara	44,807,405	217,469	1,415,138
H. Vincent Poor	42,644,791	2,380,083	1,415,138
Rajiv K. Prasad	44,758,527	266,347	1,415,138
Alfred M. Rankin, Jr.	42,432,273	2,592,601	1,415,138
Claiborne R. Rankin	42,582,824	2,442,050	1,415,138
Britton T. Taplin	44,385,906	638,968	1,415,138
David B.H. Williams	42,607,215	2,417,659	1,415,138

The stockholders approved, on an advisory basis, the Company's named executive officer compensation:

For	43,107,958
Against	1,783,884
Abstain	133,032
Broker non-votes	1,415,138

The stockholders approved the amendment and restatement of the Company's Non-Employee Directors' Equity Compensation Plan:

For	44,269,192
Against	736,481
Abstain	19,201
Broker non-votes	1,415,138

The stockholders confirmed the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year:

For	46,067,184
Against	336,844
Abstain	35,984

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2026		HYSTER-YALE, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary